United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2016 (August 29, 2016)

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC

9 West 57th Street, 43rd Floor

New York, NY 10019

(Address of principal executive offices)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of AMTG Acquisition

On August 31, 2016, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated February 26, 2016 (as amended, the “Merger Agreement”) by and among Apollo Commercial Real Estate Finance, Inc. (the “Company”), Apollo Residential Mortgage, Inc., a Maryland corporation (“AMTG”), and Arrow Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), (a) Merger Sub was merged with and into AMTG (the “first merger”), with AMTG continuing as the surviving entity and as a subsidiary of the Company, and (b) AMTG merged with and into the Company (the “second merger”) with the Company continuing as the surviving entity in the second merger.

At the effective time of the first merger (the “First Merger Effective Time”), each share of common stock, $0.01 par value, of AMTG (the “AMTG Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time was converted into the right to receive (a) US$6.86 in cash, without interest and (b) 0.417571 shares of the Company’s common stock, $0.01 par value (collectively, the “Per Common Share Merger Consideration”), except for the AMTG Common Stock and other securities representing stock in AMTG owned, directly or indirectly, by AMTG or any if its subsidiaries, the Company, Merger Sub or by any of their respective subsidiaries immediately prior to the First Merger Effective Time, which were cancelled without consideration.

Immediately prior to the First Merger Effective Time, each outstanding share of restricted stock and each outstanding restricted stock unit that settled in shares of AMTG Common Stock and was not then vested (the “AMTG Restricted Shares”) automatically vested and, upon the First Merger Effective Time, was converted into the right to receive, with respect to the share of AMTG Common Stock underlying such AMTG Restricted Share, the Per Common Share Merger Consideration, net of any applicable withholding taxes.

At the effective time of the second merger, each outstanding share of AMTG’s 8.00% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, automatically converted into the right to receive one newly issued share of 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, of the Company.

Closing of Loan Agreement

On August 31, 2016, the Company entered into a Loan Agreement (the “Loan Agreement”) with Athene USA Corporation, a subsidiary of Athene Holding Ltd., as lender (“Athene USA”) and Merger Sub, pursuant to which the Company borrowed $175,000,000 in order to fund a portion of the Company’s obligations under the Merger Agreement. The Loan Agreement was repaid in full and terminated on September 1, 2016, and the Company has no outstanding loan payable to Athene USA.

Closing of Athene Asset Purchase

On August 31, 2016, pursuant to the Asset Purchase and Sale Agreement, dated February 26, 2016 (as amended, the “Asset Purchase Agreement”) by and among Athene Annuity & Life Assurance Company and Athene Annuity and Life Company (collectively, “Athene Annuity”) and the Company, and promptly following the first merger described above, the Company sold primarily non-agency residential mortgage backed securities previously held by AMTG to Athene Annuity for cash consideration of approximately $1.1 billion. Proceeds from the sale were used to repay approximately $804.0 million in associated financing, $175.0 million to satisfy the Loan Agreement and for general corporate purposes.

The Company is externally managed by ACREFI Management, LLC, which is an indirect subsidiary of Apollo Global Management, LLC (“Apollo”). A subsidiary of Apollo is a significant shareholder of Athene Holding Ltd.

Athene Asset Management, L.P., a subsidiary of Apollo, manages the invested assets of Athene Holding Ltd. and its subsidiaries. Athene Holding Ltd. is the indirect parent company of Athene Annuity.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 29, 2016, the Company filed articles supplementary (the “Articles Supplementary”) to its charter with the State Department of Assessments and Taxation of Maryland to establish the terms of the Company’s 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share. A copy of the Articles Supplementary is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of February 26, 2016, by and among Apollo Commercial Real Estate Finance, Inc., Arrow Merger Sub, Inc. and Apollo Residential Mortgage, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-34452) filed with the SEC on February 26, 2016)

2.2	Asset Purchase and Sale Agreement, dated as of February 26, 2016, by and among Apollo Commercial Real Estate Finance, Inc., Athene Annuity & Life Assurance Company and Athene Annuity and Life Company (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-34452) filed with the SEC on February 26, 2016)

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share

Forward-Looking Statements

This Form 8-K contains, and other written or oral statements made by or on behalf of the Company may include, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our executive officers on our behalf, may from time to time make forward-looking statements in reports and other documents that are filed with the Securities and Exchange Commission (SEC) or in connection with oral statements made to the press, potential investors or others. Specifically, forward-looking statements may include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “expects,” “believes,” “intends,” “will,” “anticipates,” and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this press release include, but are not limited to, statements about the repayment of the amounts borrowed under the Loan Agreement. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Date: September 1, 2016	By:	/s/ Stuart A. Rothstein
	Name:	Stuart A. Rothstein
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of February 26, 2016, by and among Apollo Commercial Real Estate Finance, Inc., Arrow Merger Sub, Inc. and Apollo Residential Mortgage, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-34452) filed with the SEC on February 26, 2016)

2.2	Asset Purchase and Sale Agreement, dated as of February 26, 2016, by and among Apollo Commercial Real Estate Finance, Inc., Athene Annuity & Life Assurance Company and Athene Annuity and Life Company (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-34452) filed with the SEC on February 26, 2016)

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share